WESTERN ASSET FUNDS, INC.

May 31, 2012

SUPPLEMENT TO THE PROSPECTUS OF

WESTERN ASSET NON-U.S. OPPORTUNITY BOND FUND

Dated May 1, 2012

Effective August 1, 2012, Western Asset Non-U.S. Opportunity Bond Fund will be renamed Western Asset Global Government Bond Fund.

The changes to the Fund’s investment policies described below will be effective on August 1, 2012.

The following replaces the information contained in the section of the Prospectus of the Fund entitled “Investment objective”:

Maximize total return, consisting of current income and capital appreciation

The following replaces the information contained in the section of the Prospectus of the Fund entitled “Principal investment strategies”:

Under normal market conditions, the fund invests at least 80% of its net assets in the debt and fixed income securities issued by the U.S. government and non-U.S. governments and related agencies and instrumentalities (collectively, “Global Sovereign Issuers”). These securities can be denominated in either U.S. dollars or non-U.S. currencies.

Under normal market conditions, the fund invests in issuers located in at least three countries and no more than 25% of the fund’s total assets may be invested in issuers located in any single non-U.S. country. The fund may invest up to 35% of its total assets in debt and fixed income securities that are rated below investment grade at the time of purchase. Securities that are not rated Baa or BBB or above by one or more Nationally Recognized Statistical Rating Organization (“NRSROs”) or, if unrated, securities of comparable quality at the time of purchase (as determined by the subadvisers), are considered below investment grade. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.” Global Sovereign Issuers may include, without limit, governments and related agencies and instrumentalities of emerging market countries.

The fund is “non-diversified” within the meaning of the Investment Company Act of 1940, as amended. As a result, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting one or a small number of issuers than shares of a diversified fund. Because the fund may focus a significant portion of its investments in a single country or currency, it will be more susceptible to factors adversely affecting such currency or issuers within that country than would a more diversified portfolio of securities.

The fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards.

In particular, the fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

The fund may use currency related transactions involving options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, structured notes, indexed securities and other derivative instruments (collectively, “Financial Instruments”). These Financial Instruments may be used without limit, for either hedging purposes, or to implement a currency investment strategy.

The fund will normally maintain a dollar-weighted average effective duration between zero and ten years. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The following supplements the section of the Prospectus of the Fund entitled “Performance”:

Average annual total returns (for periods ended December 31, 2011) (%)	1 year	5 years	10 years
Citigroup World Government Bond Index (unhedged)*	6.35	7.13	7.77

*	Effective August 1, 2012 the fund’s broad-based security index is changed to the Citigroup World Government Bond Index (unhedged) because the subadvisers believe that this index better corresponds to the fund’s revised investment strategy.

The following replaces the information contained in the section of the Prospectus of the Fund entitled “Management – Portfolio Managers”:

S. Kenneth Leech, Stephen A. Walsh, Gordon Brown, Andrew Cormack, Andrew Belshaw and Chris Orndorff. Messrs. Leech and Walsh have been portfolio managers for the fund since its inception. Messrs. Brown, Cormack, Belshaw and Orndorff have been portfolio managers for the fund since 2012. These portfolio managers work together with a broader investment management team.

The following replaces the information contained in the section of the Prospectus of the Fund entitled “More on the fund’s investment strategies, investments and risks – Maturity”:

Maturity and Duration

The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

The fund will normally maintain a dollar-weighted average effective duration between zero and ten years. The dollar-weighted average effective duration of the fund may fall outside of its expected range due to market movements. If this happens, the fund’s subadvisers will take action to bring the fund’s dollar-weighted average effective duration back within its expected range within a reasonable period of time.

Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer). The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

The second paragraph under the heading “More on fund management – Portfolio managers” in the Prospectus of the Fund is deleted and replaced with the following:

The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech, Stephen A. Walsh, Gordon Brown, Andrew Cormack, Andrew Belshaw and Chris Orndorff. Messrs. Leech, Walsh and Cormack have each been employed by Western Asset as a portfolio manager for at least the past five years. Mr. Brown was Senior Investment Manager, Emerging Markets Rates and Currencies at Baillie Gifford & Co. from 2001-2011. Prior to joining Baillie Gifford & Co., Mr. Brown was Head of Global Fixed Income at State Street Global Advisors from 1999-2001. Prior to joining State Street Global Advisors, Mr. Brown was Senior Portfolio Manager at Commerz International Management from 1996-1999. Prior to joining Commerz International Management, Mr. Brown was Fixed Income Analyst at Dunedin Fund Managers from 1994-1996. Mr. Belshaw was Managing Director, Head of Sterling Fixed Income at BlackRock Investment Management from 2004-2009. Prior to joining BlackRock Investment Management, Mr. Belshaw was Director, Institutional Fixed Income at M&G Investment Management from 2003-2004. Prior to joining M&G Investment Management, Mr. Belshaw was Director,

Global Fixed Income and Currency at Baring Asset Management from 1999-2003. Prior to joining Baring Asset Management, Mr. Belshaw was Senior Investment Manager, Global Fixed Income at Gartmore Investment Management from 1995-1999. Prior to joining Gartmore Investment Management, Mr. Belshaw was Economist, Investment Manager at Whittingdale Investment Management from 1992-1995. Mr. Orndorff was Managing Principal and Executive Committee Member at Payden & Rygel from 1990-2009. Prior to joining Payden & Rygel, Mr. Orndorff was Second Vice President at The Northern Trust Company from 1985-1990. Mr. Leech and Mr. Walsh have served as portfolio managers to the fund since its inception in 1998. Messrs. Brown, Cormack, Belshaw and Orndorff have served as portfolio managers to the fund since 2012.

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